EXHIBIT 4.1


                   VAUGHAN FOODS, INC.     CUSIP ------------
                      SEE REVERSE FOR CERTAIN RESTRICTIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF OKLAHOMA

THIS CERTIFIES THAT

 IS THE OWNER OF

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF

      ======================== VAUGHAN FOODS, INC. =======================

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until Countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 FACSIMILE SEAL
                                 TO APPEAR HERE
    FACSIMILE SIGNATURE                                  FACSIMILE SIGNATURE


       SECRETARY                                             PRESIDENT



                          COUNTERSIGNED AND REGISTERED:
                 CONTINENTAL STOCK TRANSFER & TRUST CORPORATION
                          TRANSFER AGENT AND REGISTRAR

                            BY: AUTHORIZED SIGNATURE

                                                VAUGHAN FOODS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT- ____________________ Custodian_________________
TEN ENT - as tenants by the entireties                               (Cust)                      (Minor)
JT TEN -  as joint tenants with right                         under Uniform Gifts to Minors
          of survivorship and not as                          Act
          tenants in common                                      ____________________________________________
                                                                                   (State)

                                           UNIF TRF MIN ACT- _______________________ Custodian (until age __________)
                                                                       (Cust)

                                                             ________________________________ under Uniform Transfers
                                                                         (Minor)
                                                             to Minors Act __________________________________________
                                                                                           (State)

     Additional abbreviations may also be used though not in the above list.

For Value received, _______________________________________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE



  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



                                     SHARES

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                    ATTORNEY

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                         Dated                                 X
           ------------------------------------ --------------------------------

                                                               X
                                                --------------------------------

                        NOTICE: THE SIGNATURE(S) TO THIS
                         ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME(S) AS WRITTEN UPON THE
                        FACE OF THE CERTIFICATE IN EVERY
                        PARTICULAR WITHOUT ALTERATION OR
                            ENLARGEMENT OR ANY CHANGE
                                    WHATEVER.

SIGNATURES GUARANTEED:

By
--
 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.